UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 8, 2017 (December 7, 2017)

Rice Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36789	47-1557755
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2017, Rice Midstream Management LLC, the general partner (the RMP General Partner) of Rice Midstream Partners LP (RMP), entered into Amendment No. 1 (the Amendment) to the Amended and Restated Agreement of Limited Partnership of RMP, dated as of December 22, 2014, in response to certain changes to the Internal Revenue Code enacted by the Bipartisan Budget Act of 2015 relating to partnership audit and adjustment procedures.

The Amendment also updated the location of the principal office of RMP and the RMP General Partner to 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania, following the completion of the previously announced acquisition by EQT Corporation of Rice Energy Inc. and its subsidiaries, including RMP and the RMP General Partner, on November 13, 2017.  On December 8, 2017, the RMP General Partner also filed an Amended and Restated Certificate of Limited Partnership of RMP (the Certificate), on behalf of RMP, with the Secretary of State of the State of Delaware to reflect the updated location of the principal office of the RMP General Partner.

The foregoing descriptions of the Amendment and the Certificate in this Current Report do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment and Certificate, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION

3.1	Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of Rice Midstream Partners LP, dated December 7, 2017

3.2	Amended and Restated Certificate of Limited Partnership of Rice Midstream Partners LP, dated December 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE MIDSTREAM PARTNERS LP

	By:	Rice Midstream Management LLC,
its general partner

Date: December 8, 2017	By:	/s/ Robert J. McNally
Name: Robert J. McNally
Title: Senior Vice President and Chief Financial Officer